AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED FEBRUARY 9, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 19, 2013

(AS SUPPLEMENTED THROUGH OCTOBER 1, 2014)

AMERICAN INDEPENDENCE MAR TACTICAL MODERATE GROWTH FUND

(TICKER SYMBOL: MGZCX)

AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND

(TICKER SYMBOL: MGMCX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2014, as supplemented through October 1, 2014, for the American Independence Funds Trust II, updates certain information in the Prospectus and SAI with respect to the Class C shares of the American Independence MAR Tactical Moderate Growth Fund and the American Independence MAR Tactical Growth Fund (the “Funds”), each a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Funds has approved, the temporary suspension of the offering of Class C shares of the Funds until further notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE